FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2023
Risks and Uncertainties [Abstract]
FINANCIAL RISK MANAGEMENT [Text Block]

8. FINANCIAL RISK MANAGEMENT

a)  FOREIGN CURRENCY RISK

Foreign currency risk is the risk that a variation in exchange rates between the United States dollar and other foreign currencies will affect the Company's operations and financial results. A portion of the Company's transactions are denominated in Canadian dollars. The Company is also exposed to the impact of currency fluctuations on its monetary assets and liabilities. Significant foreign currency gains or losses are reflected as a separate component in the consolidated statement of income (loss) and comprehensive income (loss). The Company has not used derivative instruments to reduce its exposure to foreign currency risk.

The following table indicates the impact of foreign currency risk on net working capital as at December 31, 2023. The table below also provides a sensitivity analysis of a 10 percent strengthening of the US dollar against the Canadian dollar which would have increased (decreased) the Company's net income (loss) by the amounts shown in the table below. A 10 percent weakening of the US dollar against the Canadian dollar would have had an equal but opposite effect as at year ending December 31, 2023, 2022 and 2021.

	Canadian	Canadian	Canadian
	Dollars	Dollars	Dollars
	2023	2022	2021
Cash	$32,733	12,453	3,899
Accounts payable	(49,300)	(130,208)	(138,709)
Loan	(40,000)	(40,000)	(40,000)
Total foreign currency working capital	(56,567)	(157,755)	(174,810)
US$ exchange rate	0.7561	0.7383	0.7888
Total foreign currency net working capital in US$	(42,770)	(116,471)	(137,890)
Impact of a 10% strengthening of the US$ on net income (loss)	(4,277)	(11,647)	(13,789)

b) MARKET RISK

Market risk is the potential for financial loss from adverse changes in underlying market factors, including foreign-exchange rates, commodity prices and stock based compensation costs.

c) CREDIT RISK

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument. Financial instruments that potentially subject the Company to credit risks are limited to cash. The Company does not have significant credit risk related to cash as the Company transacts with a bank with a high credit rating assigned by international credit-rating agencies.

d)  LIQUIDITY RISK

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company is exposed to liquidity risk due to its limited cash resources.

e) DISCLOSURES OF FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

The Company's financial assets and liabilities are carried at amortised cost and belong to Level 2 of the fair value hierarchy. During the year ended December 31, 2023, there were no transfers between levels of the fair value hierarchy. The carrying amounts of these financial instruments are a reasonable estimate of their fair values because of their current nature.